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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Michael W. Wright, David L. Boehnen and John P. Breedlove, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in such person's name, place and stead, in any and all capacities (including the undersigned's capacity as Director and/or Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or any other officer of SUPERVALU INC.), to sign SUPERVALU's Annual Report on Form 10-K to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended February 23, 2002, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 19th day of April, 2002, by the following persons:



/s/ Lawrence A. Del Santo                   /s/ Charles M. Lillis
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Lawrence A. Del Santo                       Charles M. Lillis


/s/ Susan E. Engel                          /s/ Jeffrey Noddle
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Susan E. Engel                              Jeffrey Noddle


/s/ Edwin C. Gage                           /s/ Harriet Perlmutter
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Edwin C. Gage                               Harriet Perlmutter


/s/ William A. Hodder                       /s/ Steven S. Rogers
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William A. Hodder                           Steven S. Rogers


/s/ Garnett L. Keith                        /s/ Carole F. St. Mark
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Garnett L. Keith                            Carole F. St. Mark


/s/ Richard L. Knowlton                     /s/ Michael W. Wright
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Richard L. Knowlton                         Michael W. Wright


/s/ Pamela K. Knous
----------------------------------
Pamela K. Knous